ITEM 12 (B).  EXHIBITS.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUNDS TRUST

               Tax Exempt Long-Term Fund      Tax Exempt Intermediate-Term Fund
               Tax Exempt Short-Term Fund     Tax Exempt Money Market Fund
               California Bond Fund           California Money Market Fund
               New York Bond Fund             New York Money Market Fund
               Virginia Bond Fund             Virginia Money Market Fund
               Florida Tax-Free Income Fund   Florida Tax-Free Money Market Fund


In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2008, the undersigned hereby certifies, that:

     1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  11-23-2008                                  /S/ CHRISTOPHER W. CLAUS
       ----------                                  --------------------------
                                                       Christopher W. Claus
                                                       President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUNDS TRUST

               Tax Exempt Long-Term Fund      Tax Exempt Intermediate-Term Fund
               Tax Exempt Short-Term Fund     Tax Exempt Money Market Fund
               California Bond Fund           California Money Market Fund
               New York Bond Fund             New York Money Market Fund
               Virginia Bond Fund             Virginia Money Market Fund
               Florida Tax-Free Income Fund   Florida Tax-Free Money Market Fund


In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2008, the undersigned hereby certifies, that:

     1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  11-20-2008                                    /S/ ROBERTO GALINDO, JR.
       -----------                                   -------------------------
                                                        Roberto Galindo, Jr.
                                                        Treasurer